UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: April 14, 2020
TECOGEN INC. (NASDAQ: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 466-6400
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $.001 par value per share	TGEN	NASDAQ

Item 8.01. Other Events.
Tecogen Inc. (“Company,” “we,” “our,” “us”) is filing this Current Report on Form 8-K to supplement the risk factors described in Item 1A of our Form 10-K for the fiscal year ended December 31, 2019 (“2019 Form 10-K”), and Management's Discussion and Analysis of Financial Condition and Results of Operations Management’s Discussion and Analysis contained in Item 7 of our 2019 Form 10-K.

Risk Factor

The following risk factor should be read in conjunction with the risk factors described in Item 1A of the Company’s 2019 Form 10-K:

Our financial condition and results of operations may be materially adversely affected by the recent 2019 novel Coronavirus (COVID-19) outbreak.
The outbreak of the 2019 novel coronavirus that was first detected in Wuhan, China in December 2019 has developed into a global pandemic that could have a material and adverse effect on our business, financial condition and results of operations. These effects could include disruptions or restrictions on our employees’ ability to travel, as well as temporary closures of our manufacturing and other facilities or the facilities of our customers, suppliers, or other vendors in our supply chain. In addition, the coronavirus has resulted in a widespread health crisis that has adversely affected, and may continue to adversely affect, the economies and financial markets of many countries, resulting in an economic downturn and may result in a global recession that could affect demand for our products or our ability to obtain financing for our business or projects. Any of these events, which may result in disruptions to our supply chain or customer demand, could materially and adversely affect our business and our results of operations. The extent to which the coronavirus will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the disease, the duration of the outbreak, the actions that may be taken by various governmental authorities in response to the outbreak, such as quarantine or “shelter-in-place” orders and business closures imposed by numerous states within the United States, and the possible impact on the U.S. or global economy. Significant portions of our business are deemed “essential services” under various state shelter-in-place orders, and we have been able to maintain critical manufacturing and service operations. There can be no assurances, however, that we will be able to maintain these operations at full or limited capacity as conditions change.
The safety of our employees is our primary concern. We operate an essential service which means we must take every effort to keep our employees who operate our business safe and minimize unnecessary risk of exposure to the virus. As part of our pandemic response plan, our sales, engineering, and select administrative functions are being operated remotely while our manufacturing team continues to function. We have expanded our cleaning services for our manufacturing facility each day and have established protocols for sanitization upon entering or exiting the building. Also, our service centers continue to operate normally as part of our essential services designation. Out of an abundance of caution, on April 14, 2020 we closed our Waltham facility and ceased operations for approximately one week for the purpose of disinfecting the facility after learning that an individual from our cleaning company tested positive for COVID-19 ten days after his last visit to our facility. We expect to reopen the Waltham facility within a week and resume normal operations. Our service operations will continue to function normally throughout this period.
We have reviewed and continue to review certain tax, loan and other programs that are being made available to businesses by Federal and state governments to help mitigate the impact of the global pandemic. Among other things, under the Families First Coronavirus Response Act, we may be entitled to certain tax credits and other benefits that reimburse certain employers for the cost of providing paid sick time and family leave wages to their employees for leave related to COVID-19. Also, we have submitted an application for a loan under the Paycheck Protection Program pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) through our lender under our existing line of credit. Such loans are guaranteed by the United States Small Business Administration (“SBA”) and, provided employees are kept on the payroll for eight weeks and the loan is used for payroll, rent, or utilities the loan may be forgiven by the SBA. In connection with our loan application, we will request a waiver from our lender under our existing line of credit. It is anticipated that such loan, if secured, will cover certain operating costs for a period of two months for payroll, rent, and utilities. There can be no assurance that the requested Paycheck Protection Program Loan will be approved, that the amount of the loan requested will be granted, what additional terms may be imposed in connection with the proposed loan, whether the lender under the Company’s Line of Credit Agreement will grant a waiver to permit the Company to obtain a loan, or whether the loan will ultimately be forgiven.

Supplement to Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following supplements the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in Item 7 of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, by adding the following at the end thereof:
We have reviewed and continue to review certain tax, loan and other programs that are being made available to businesses by Federal and state governments to help mitigate the impact of the global pandemic. Among other things, under the Families First Coronavirus Response Act, we may be entitled to certain tax credits and other benefits that reimburse certain employers for the cost of providing paid sick time and family leave wages to their employees for leave related to COVID-19. Also, we have submitted an application for a loan under the Paycheck Protection Program pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) through our lender under our existing line of credit. Such loans are guaranteed by the United States Small Business Administration (“SBA”) and, provided employees are kept on the payroll for eight weeks and the loan is used for payroll, rent, or utilities the loan may be forgiven by the SBA. In connection with our loan application, we will request a waiver from our lender under our existing line of credit. It is anticipated that such loan, if secured, will cover certain operating costs for a period of two months for payroll, rent, and utilities. There can be no assurance that the requested Paycheck Protection Program Loan will be approved, that the amount of the loan requested will be granted, what additional terms may be imposed in connection with the proposed loan, whether the lender under the Company’s Line of Credit Agreement will grant a waiver to permit the Company to obtain a loan, or whether the loan will ultimately be forgiven.
Cautionary Note Regarding Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and other federal securities laws, that involve a number of risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “intends, “plans,” “should,” “seeks,” “pro forma,” “anticipates,” “estimates,” “continues,” or other variations thereof (including their use in the negative), or by discussions of strategies, plans or intentions. Such forward-looking statements are based on management’s expectations as of the date they were first made and, except as required by law, the Company assumes no obligation to update these statements to reflect future events or circumstances. Forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Important factors that could cause actual results to differ materially from the Company’s expectations include the risk factor entitled “Our financial condition and results of operations may be materially adversely affected by the recent 2019 novel Coronavirus (COVID-19) outbreak,” set forth above. Additional information regarding the risk factors that could cause actual results to differ materially is included in the Company’s 2019 Form 10-K and subsequent periodic reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and available at the Company’s investor relations website at www.tecogen.com and the SEC’s web site at www.sec.gov. Information on our website does not constitute a part of, nor is it incorporated in any way, into this report and should not be relied upon in connection with making an investment decision related to the company’s securities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Benjamin Locke
April 14, 2020	Benjamin Locke, Chief Executive Officer